UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08518

                              GAMCO Gold Fund, Inc.
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                             GAMCO GOLD FUND, INC.
                                  ANNUAL REPORT
                               DECEMBER 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION (UNAUDITED)

     The GAMCO Gold Fund (the "Fund") (Class AAA) declined by 28.74% in 2008. For the year the Lipper Gold Fund Average declined 28.17%. The XAU Index of leading gold and silver equities calculated by the Philadelphia Stock Exchange was down by 27.73%.

     For the year ending 2008, five of our holdings in excess of two percent appreciated by more than 10% including our largest holding Randgold Resources (+18.3%) (12.2% of net assets as of December 31, 2008). The rest were Eldorado (+65.5%) (2.8%), Franco-Nevada (+40.5%) (3.2%), Harmony Gold Mining (+38.7%)
(3.8%), Kinross Gold (+23.0%) (8.8%) and Goldcorp (+13.6%) (9.0%). Some of our
smaller holdings also performed well including Royal Gold (+61.2%) (0.9%), Red Back Mining (+21.2%) (0.6%) and SEMAFO (+18.8%) (0.3%).

     On the other end of the spectrum for the year ending 2008, only one of our positions over two percent of the portfolio was in the top poorest performers which was Freeport-McMoRan Copper & Gold (2.1%). The others were all 0.8% or less of the portfolio and included PanAust (0.1%), Axmin (0.1%), Avnel Gold Mining (0.0%), Odyssey Resources (0.0%), and the largest holding of the group Hochschild Mining (0.8%).

                                        Sincerely yours,


                                        /s/ Bruce N. Alpert

                                        Bruce N. Alpert
                                        President

February 20, 2009

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO GOLD FUND CLASS AAA SHARES, THE LIPPER GOLD FUND AVERAGE, THE PHILADELPHIA GOLD AND SILVER
                          INDEX, AND THE S&P 500 INDEX

                              (PERFORMANCE GRAPH)


             GAMCO GOLD
                FUND                      PHILADELPHIA
             CLASS AAA     LIPPER GOLD  GOLD AND SILVER  S&P 500
               SHARES     FUND AVERAGE    (XAU) INDEX     INDEX
             ----------   ------------   -------------   -------
 7/11/1994      10000         10000          10000        10000
12/31/1994      11070         10043           9733        10359
12/31/1995      11410         10529          10820        14247
12/31/1996      12320         11745          10573        17516
12/31/1997       5929          6832           6785        23358
12/31/1998       5716          6116           5986        30038
12/31/1999       6292          6490           6374        36356
12/31/2000       5312          5407           4927        33047
12/31/2001       6691          6423           5302        29121
12/31/2002      12526         10466           7610        22688
12/31/2003      18717         16571          10955        29193
12/31/2004      16680         15196          10112        32366
12/31/2005      22290         19835          13201        33956
12/31/2006      29505         26056          14854        39314
12/31/2007      36805         32160          18256        41472
12/31/2008      26227         23101          13194        26132

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMPARATIVE RESULTS

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008 (a)

                                                                                                    Since
                                                                                                  Inception
                                           Quarter     1 Year      3 Year    5 Year    10 Year    (7/11/94)
                                           -------     ------      ------    ------    -------    ---------
GAMCO GOLD FUND CLASS AAA ..............    (7.05)%    (28.74)%     5.57%     6.98%     16.45%     6.89%
Philadelphia Gold and Silver Index .....    (5.17)     (27.73)     (0.02)     3.79       8.23      1.79
Lipper Gold Fund Average ...............    (5.44)     (28.17)      3.77      5.71      13.86      3.19
S&P 500 Index ..........................   (21.95)     (36.99)     (8.36)    (2.19)     (1.38)     6.86
Class A ................................    (7.01)     (28.73)      5.58      6.99      16.46      6.89
                                           (12.36)(b)  (32.83)(b)   3.51(b)   5.73(b)   15.77(b)   6.45(b)
Class B ................................    (7.21)     (29.26)      4.76      6.15      15.92      6.55
                                           (11.85)(c)  (32.80)(c)   3.84(c)   5.84(c)   15.92      6.55
Class C ................................    (7.17)     (29.24)      4.79      6.18      15.94      6.56
                                            (8.10)(d)  (29.95)(d)   4.79      6.18      15.94      6.56
Class I ................................    (6.95)     (28.53)      5.67      7.04      16.49      6.91

IN THE CURRENT PROSPECTUS, THE EXPENSE RATIOS FOR CLASS AAA, A, B, C, AND I SHARES ARE 1.46%, 1.46%, 2.21%, 2.21%, AND 1.21%, RESPECTIVELY. CLASS AAA AND CLASS I SHARES DO NOT HAVE A SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A, B, AND C SHARES IS 5.75%, 5.00%, AND 1.00%, RESPECTIVELY.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS. INVESTING IN GOLD IS CONSIDERED SPECULATIVE AND IS AFFECTED BY A VARIETY OF WORLDWIDE ECONOMIC, FINANCIAL, AND POLITICAL FACTORS.

     THE CLASS AAA SHARES NET ASSET VALUES ("NAVS") PER SHARE ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES ON DECEMBER 23, 2002 AND CLASS I SHARES ON JANUARY 11, 2008. THE ACTUAL PERFORMANCE OF THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE ACTUAL PERFORMANCE OF THE CLASS I SHARES WOULD HAVE BEEN HIGHER DUE TO LOWER EXPENSES RELATED TO THIS CLASS OF SHARES.THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE PHILADELPHIA GOLD AND SILVER INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE OF LARGE NORTH AMERICAN GOLD AND SILVER COMPANIES, WHILE THE LIPPER GOLD FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS B SHARES UPON REDEMPTION AT THE END OF THE QUARTER, ONE YEAR, THREE YEAR, AND FIVE YEAR PERIODS OF 5%, 5%, 3%, AND 2%, RESPECTIVELY, OF THE FUND'S NAV AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.

(d) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS C SHARES UPON REDEMPTION AT THE END OF THE QUARTER AND ONE YEAR PERIODS OF 1% OF THE FUND'S NAV AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

GAMCO GOLD FUND, INC.
DISCLOSURE OF FUND EXPENSES (UNAUDITED)

For the Six Month Period from July 1, 2008 through December 31, 2008

                                                                   EXPENSE TABLE

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2008.

              Beginning         Ending      Annualized     Expenses
            Account Value   Account Value     Expense    Paid During
               07/01/08        12/31/08        Ratio       Period*
            -------------   -------------   ----------   -----------
GAMCO GOLD FUND, INC.
ACTUAL FUND RETURN
Class AAA     $1,000.00       $  632.50        1.50%        $ 6.16
Class A       $1,000.00       $  632.50        1.50%        $ 6.16
Class B       $1,000.00       $  630.20        2.25%        $ 9.22
Class C       $1,000.00       $  630.20        2.25%        $ 9.22
Class I       $1,000.00       $  633.60        1.26%        $ 5.17
HYPOTHETICAL 5% RETURN
Class AAA     $1,000.00       $1,017.60        1.50%        $ 7.61
Class A       $1,000.00       $1,017.60        1.50%        $ 7.61
Class B       $1,000.00       $1,013.83        2.25%        $11.39
Class C       $1,000.00       $1,013.83        2.25%        $11.39
Class I       $1,000.00       $1,018.80        1.26%        $ 6.39

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2008:

GAMCO GOLD FUND, INC.

North America ............................  55.7%
United Kingdom ...........................  15.0%
South Africa .............................  14.4%
Australia ................................  13.2%
Latin America ............................   1.3%
U.S. Government Obligations ..............   0.5%
Other Assets and Liabilities (Net) .......  (0.1)%
                                           -----
                                           100.0%
                                           =====

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

GAMCO GOLD FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2008

                                                                                      MARKET
   SHARES                                                               COST           VALUE
-----------                                                         ------------   ------------
               COMMON STOCKS -- 99.3%
               METALS AND MINING -- 99.3%
               AUSTRALIA -- 13.2%
  1,100,000    Avoca Resources Ltd.+ ............................   $  1,604,150   $  1,276,793
  3,569,000    Centamin Egypt Ltd.+ .............................      3,935,579      2,139,376
    700,000    Dominion Mining Ltd. .............................      1,580,671      1,765,479
  1,010,000    Kingsgate Consolidated Ltd.+ .....................      3,099,586      2,510,654
  8,800,000    Lihir Gold Ltd.+ .................................      9,103,006     18,970,524
    790,250    Newcrest Mining Ltd. .............................      9,137,587     18,810,197
  9,000,000    PanAust Ltd.+ ....................................      1,811,427        551,196
  1,093,333    Sino Gold Mining Ltd.+ ...........................      3,688,314      3,846,385
 51,525,000    Tanami Gold NL+ ..................................      2,363,793      1,154,284
    150,000    Troy Resources NL, Toronto (a) ...................        387,809        109,356
                                                                    ------------   ------------
                                                                      36,711,922     51,134,244
                                                                    ------------   ------------
               LATIN AMERICA -- 1.3%
    254,800    Compania de Minas Buenaventura SA, ADR ...........      3,032,609      5,075,616
                                                                    ------------   ------------
               NORTH AMERICA -- 55.4%
    421,000    Agnico-Eagle Mines Ltd., New York ................      5,666,950     21,609,930
    291,231    Agnico-Eagle Mines Ltd., Toronto .................      2,565,728     14,808,076
     49,800    Anatolia Minerals Development Ltd., New York+ ....        163,969         62,250
    180,000    Anatolia Minerals Development Ltd., Toronto+ .....        630,533        223,086
    950,000    Axmin Inc.+ ......................................        344,778         57,716
  2,300,000    Axmin Inc.+ (b)(c) ...............................        882,895        139,732
    225,000    Banro Corp.+ .....................................        672,445        227,825
    125,000    Banro Corp.+ (b) .................................        285,345        126,569
    327,400    Barrick Gold Corp., New York .....................      9,586,404     12,038,498
    182,661    Barrick Gold Corp., Toronto ......................      4,839,575      6,615,450
    100,900    Comaplex Minerals Corp.+ .........................        419,378        252,557
    754,900    Eldorado Gold Corp., New York+ ...................      1,623,064      6,001,455
    145,000    Eldorado Gold Corp., Toronto+ ....................        555,596      1,133,455
    467,500    Eldorado Gold Corp., Toronto+ (b) ................      1,040,162      3,654,415
    100,000    Entree Gold Inc.+ ................................        324,781         85,865
    690,000    Entree Gold Inc.+ (b) ............................      2,244,753        592,466
    125,000    Franco-Nevada Corp. ..............................      2,461,226      2,154,719
    290,000    Franco-Nevada Corp., Toronto .....................      6,075,933      4,998,947
    298,000    Franco-Nevada Corp., Toronto (a) .................      4,956,141      5,136,849
    329,500    Freeport-McMoRan Copper & Gold Inc. ..............      5,504,194      8,052,980
     25,000    Gammon Gold Inc., New York+ ......................        109,228        136,750
    361,000    Gammon Gold Inc., Toronto+ .......................      1,824,963      1,973,876
    418,150    Goldcorp Inc., New York ..........................      3,199,574     13,184,270
    695,058    Goldcorp Inc., Toronto ...........................      3,282,684     21,614,643
  1,927,000    Golden Queen Mining Co. Ltd.+ ....................      1,186,858        608,773
  1,000,000    Golden Queen Mining Co. Ltd.+ (b)(c) .............        400,191        315,917
    400,000    IAMGOLD Corp., New York ..........................      2,441,950      2,444,000

                                                                                      MARKET
   SHARES                                                               COST           VALUE
-----------                                                         ------------   ------------
     50,000    IAMGOLD Corp., Toronto ...........................   $    503,222   $    307,817
  1,240,000    Kinross Gold Corp., New York .....................     11,149,224     22,840,800
    610,949    Kinross Gold Corp., Toronto ......................      5,654,037     11,135,158
  1,800,000    Nayarit Gold Inc.+ (b)(c)(d) .....................        998,020        761,847
    610,071    Newmont Mining Corp. .............................     24,820,329     24,829,890
    600,000    Northern Star Mining Corp.+ ......................        415,416        281,896
    200,000    Odyssey Resources Ltd.+ (b)(c) ...................        177,352         17,821
    500,000    Odyssey Resources Ltd.+ (b)(c) ...................        244,242         44,552
    650,000    Orezone Resources Inc., New York+ ................        733,523        299,000
     50,000    Orezone Resources Inc., Toronto+ .................         48,369         23,086
    350,000    Osisko Mining Corp.+ .............................      1,217,955      1,031,997
    120,000    Osisko Mining Corp.+ (b)(c)(d) ...................        817,996        353,827
    360,000    Red Back Mining Inc.+ ............................      2,409,994      2,504,982
     74,000    Royal Gold Inc. ..................................      3,449,035      3,641,540
    500,000    SEMAFO Inc.+ .....................................        888,114        486,027
    600,000    SEMAFO Inc.+ (b) .................................        970,533        583,232
  3,940,115    Wesdome Gold Mines Ltd.+ .........................      5,885,986      3,670,419
    293,444    Yamana Gold Inc. .................................      1,356,181      2,265,388
  1,271,715    Yamana Gold Inc., London .........................      8,712,181      9,817,640
    122,675    Yamana Gold Inc., Toronto ........................      1,237,764        939,067
                                                                    ------------   ------------
                                                                     134,978,771    214,087,055
                                                                    ------------   ------------
               SOUTH AFRICA -- 14.4%
    116,700    Anglo Platinum Ltd. ..............................      7,851,466      6,590,107
    194,000    AngloGold Ashanti Ltd., ADR ......................      5,123,705      5,375,740
  1,918,249    Gold Fields Ltd., ADR ............................     24,843,412     19,048,213
    200,000    Harmony Gold Mining Co. Ltd.+ ....................      2,614,946      2,165,063
  1,131,326    Harmony Gold Mining Co. Ltd., ADR+ ...............     15,329,293     12,410,646
    170,000    Impala Platinum Holdings Ltd. ....................      1,859,022      2,505,331
    456,000    Impala Platinum Holdings Ltd., ADR ...............      2,553,975      6,703,200
    211,209    Witwatersrand Consolidated Gold Resources Ltd.+ ..      3,044,537        942,437
                                                                    ------------   ------------
                                                                      63,220,356     55,740,737
                                                                    ------------   ------------
               UNITED KINGDOM -- 15.0%
     37,500    Avnel Gold Mining Ltd.+ ..........................         15,947          2,278
    300,000    Avnel Gold Mining Ltd.+ (b)(c) ...................        255,864         18,226
    500,000    Avnel Gold Mining Ltd.+ (b)(c)(d) ................        170,242         30,377
  1,091,000    Cluff Gold plc+ ..................................      1,392,739        541,210
  1,395,500    Fresnillo plc ....................................     13,836,686      4,677,983
    158,500    Gem Diamonds Ltd.+ ...............................      2,978,497        594,266
  1,829,216    Hochschild Mining plc ............................     12,355,931      2,934,229
    145,000    Lonmin plc .......................................      4,127,808      1,932,661
  1,077,200    Randgold Resources Ltd., ADR .....................      6,321,903     47,310,624
                                                                    ------------   ------------
                                                                      41,455,617     58,041,854
                                                                    ------------   ------------
               TOTAL COMMON STOCKS ..............................    279,399,275    384,079,506
                                                                    ------------   ------------

                 See accompanying notes to financial statements.

GAMCO GOLD FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2008

                                                                                      MARKET
   SHARES                                                               COST           VALUE
-----------                                                         ------------   ------------
               WARRANTS -- 0.3%
               NORTH AMERICA -- 0.3%
    500,000    Axmin Inc., expire 06/19/10+ (b)(c)(d) ...........   $          0   $     22,326
     62,500    Franco-Nevada Corp., expire 03/13/12+ (a)(c)(d) ..        400,665        334,579
      4,900    Goldcorp Inc., expire 06/09/11+ ..................         41,160         40,180
     50,015    Kinross Gold Corp., expire 09/03/13+ .............        160,892        242,681
  1,800,000    Nayarit Gold Inc., expire 07/25/10+ (b)(c)(d) ....              0        505,907
    495,000    New Gold Inc., expire 04/03/12+ (b)(d) ...........        108,702          8,019
     60,000    Osisko Mining Corp., expire 11/15/09+ (b)(c)(d) ..              0         45,344
                                                                    ------------   ------------
               TOTAL WARRANTS ...................................        711,419      1,199,036
                                                                    ------------   ------------
               GOLD BULLION -- 0.0%
               NORTH AMERICA -- 0.0%
          1(e) Gold Bullion+ ....................................            637            634
                                                                    ------------   ------------

 PRINCIPAL
   AMOUNT
-----------
               U.S. GOVERNMENT OBLIGATIONS -- 0.5%
               U.S. TREASURY CASH MANAGEMENT BILLS -- 0.4%
$ 1,571,000    U.S. Treasury Cash Management Bill,
                  0.135%++, 06/24/09 ............................      1,569,981      1,569,845
                                                                    ------------   ------------
               U.S. TREASURY BILLS -- 0.1%
    338,000    U.S. Treasury Bill, 0.130%++, 06/04/09 ...........        337,885        337,865
                                                                    ------------   ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS ................      1,907,866      1,907,710
                                                                    ------------   ------------
               TOTAL INVESTMENTS -- 100.1% ......................   $282,019,197    387,186,886
                                                                    ============
               OTHER ASSETS AND LIABILITIES (NET) -- (0.1)% .....                      (252,384)
                                                                                   ------------
               NET ASSETS -- 100.0% .............................                  $386,934,502
                                                                                   ============

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of Rule 144A securities amounted to $5,580,784 or 1.44% of net assets.

(b) At December 31, 2008, the Fund held investments in restricted securities amounting to $7,220,577 or 1.87% of net assets, which were valued under methods approved by the Board of Directors as follows (except as noted in (c), these securities are liquid):

                                                                                                  12/31/08
                                                                                                  CARRYING
ACQUISITION                                                          ACQUISITION    ACQUISITION     VALUE
   SHARES      ISSUER                                                   DATE           COST       PER UNIT
-----------    --------------------------------------------------   ------------   ------------   --------
    800,000    Avnel Gold Mining   Ltd. .........................     11/23/05     $    426,105   $ 0.0608
  2,300,000    Axmin Inc. .......................................     12/20/02          882,895     0.0608
    500,000    Axmin Inc.
                  Warrants expire 06/19/10 ......................     06/26/08               --     0.0447
    125,000    Banro Corp. ......................................     01/14/04          285,345     1.0126
    467,500    Eldorado Gold Corp., Toronto .....................     02/25/03        1,040,162     7.8169
    690,000    Entree Gold Inc. .................................     10/26/07        2,244,753     0.8586
  1,000,000    Golden Queen Mining Co. Ltd. .....................     05/24/02          400,191     0.3159
  1,800,000    Nayarit Gold Inc. ................................     07/14/08          998,020     0.4232
  1,800,000    Nayarit Gold Inc.
                  Warrants expire 07/25/10 ......................     07/14/08               --     0.2811
    495,000    New Gold Inc.
                  Warrants expire 04/03/12 ......................     03/09/07          108,702     0.0162
    200,000    Odyssey Resources Ltd. ...........................     10/23/06          177,352     0.0891
    500,000    Odyssey Resources Ltd. ...........................     10/20/05          244,242     0.0891
    120,000    Osisko Mining Corp ...............................     10/30/07          817,996     2.9486
     60,000    Osisko Mining Corp
                  Warrants expire 11/15/09 ......................     10/30/07               --     0.7557
    600,000    SEMAFO Inc. ......................................     12/07/05          970,533     0.9721

(c)  Illiquid security.

(d) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2008, the market value of fair valued securities amounted to $2,062,226 or 0.53% of net assets.

(e)  Share amount reported in ounces.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

                                     % OF
                                    MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE       VALUE
--------------------------          ------   ------------
North America .................      56.1%   $217,194,434
Europe ........................      15.0      58,041,854
South Africa ..................      14.4      55,740,737
Asia/Pacific ..................      13.2      51,134,245
Latin America .................       1.3       5,075,616
                                    -----    ------------
                                    100.0%   $387,186,886
                                    =====    ============

                 See accompanying notes to financial statements.

                              GAMCO GOLD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $282,019,197) ..................   $  387,186,886
   Cash .......................................................              241
   Receivable for investments sold ............................        3,154,109
   Receivable for Fund shares sold ............................          688,017
   Dividends receivable .......................................           39,575
   Prepaid expense ............................................           57,804
                                                                  --------------
   TOTAL ASSETS ...............................................      391,126,632
                                                                  --------------
LIABILITIES:
   Payable for investments purchased ..........................        3,115,638
   Payable for Fund shares redeemed ...........................          455,319
   Payable for investment advisory fees .......................          276,986
   Payable for distribution fees ..............................           73,019
   Payable for accounting fees ................................            7,501
   Other accrued expenses .....................................          263,667
                                                                  --------------
   TOTAL LIABILITIES ..........................................        4,192,130
                                                                  --------------
   NET ASSETS applicable to 19,320,512 shares outstanding .....   $  386,934,502
                                                                  ==============
   NET ASSETS CONSIST OF:
   Paid-in capital, each class at $0.001 par value ............   $  295,564,716
   Accumulated net investment loss ............................       (3,561,570)
   Accumulated net realized loss on investments and foreign
      currency transactions ...................................      (10,236,325)
   Net unrealized appreciation on investments .................      105,167,689
   Net unrealized depreciation on foreign currency
      translations ............................................               (8)
                                                                  --------------
   NET ASSETS .................................................   $  386,934,502
                                                                  ==============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering, and redemption price per share
      ($366,854,586 / 18,311,296 shares outstanding;
      375,000,000 shares authorized) ..........................   $        20.03
                                                                  ==============
   CLASS A:
   Net Asset Value and redemption price per share
      ($11,751,569 / 587,044 shares outstanding; 250,000,000
      shares authorized) ......................................   $        20.02
                                                                  ==============
   Maximum offering price per share (NAV / .9425, based on
      maximum sales charge of 5.75% of the offering price) ....   $        21.24
                                                                  ==============
   CLASS B:
   Net Asset Value and offering price per share
      ($1,313,885 / 66,755 shares outstanding; 125,000,000
      shares authorized) ......................................   $        19.68(a)
                                                                  ==============
   CLASS C:
   Net Asset Value and offering price per share
      ($5,892,206 / 299,568 shares outstanding; 125,000,000
      shares authorized) ......................................   $        19.67(a)
                                                                  ==============
   CLASS I:
   Net Asset Value, offering, and redemption price per share
      ($1,122,256 / 55,849 shares outstanding; 125,000,000
      shares authorized) ......................................   $        20.09
                                                                  ==============

----------
(a)  Redemption price varies based on the length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $172,399) ...............   $    5,180,838
   Interest ...................................................           65,055
                                                                  --------------
   TOTAL INVESTMENT INCOME ....................................        5,245,893
                                                                  --------------
EXPENSES:
   Investment advisory fees ...................................        4,985,547
   Distribution fees - Class AAA ..............................        1,183,406
   Distribution fees - Class A ................................           35,388
   Distribution fees - Class B ................................           19,874
   Distribution fees - Class C ................................           81,813
   Shareholder services fees ..................................          273,224
   Shareholder communications expenses ........................          161,724
   Custodian fees .............................................          154,940
   Registration expenses ......................................           74,541
   Interest expense ...........................................           68,244
   Legal and audit fees .......................................           55,834
   Directors' fees ............................................           49,581
   Accounting fees ............................................           45,000
   Miscellaneous expenses .....................................           71,546
                                                                  --------------
   TOTAL EXPENSES .............................................        7,260,662
   Less: Custodian fee credits ................................           (1,284)
                                                                  --------------
   NET EXPENSES ...............................................        7,259,378
                                                                  --------------
   NET INVESTMENT LOSS ........................................       (2,013,485)
                                                                  --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
   CURRENCY:
   Net realized loss on investments ...........................       (4,427,691)
   Net realized loss on foreign currency transactions .........          (86,908)
                                                                  --------------
   Net realized loss on investments and foreign currency
      transactions ............................................       (4,514,599)
                                                                  --------------
   Net change in unrealized appreciation/(depreciation) on
      investments .............................................     (171,347,594)
   Net change in unrealized appreciation/(depreciation) on
      foreign currency translations ...........................             (257)
                                                                  --------------
   Net change in unrealized appreciation/(depreciation) on
      investments and foreign currency translations ...........     (171,347,851)
                                                                  --------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
      CURRENCY ................................................     (175,862,450)
                                                                  --------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......   $ (177,875,935)
                                                                  ==============

                 See accompanying notes to financial statements.

                              GAMCO GOLD FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2008   DECEMBER 31, 2007
                                                                         -----------------   -----------------
OPERATIONS:
   Net investment loss ...............................................     $  (2,013,485)      $ (2,640,612)
   Net realized gain/(loss) on investments and foreign currency
      transactions ...................................................        (4,514,599)        56,870,612
   Net change in unrealized appreciation/(depreciation) on
      investments and foreign currency translations ..................      (171,347,851)        46,883,142
                                                                           -------------       ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...      (177,875,935)       101,113,142
                                                                           -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ......................................................                --        (10,702,460)
      Class A ........................................................                --           (335,782)
      Class B ........................................................                --            (46,438)
      Class C ........................................................                --           (137,709)
                                                                           -------------       ------------
                                                                                      --        (11,222,389)
                                                                           -------------       ------------
   Net realized gain
      Class AAA ......................................................                --        (35,764,834)
      Class A ........................................................                --         (1,143,821)
      Class B ........................................................                --           (214,962)
      Class C ........................................................                --           (683,434)
                                                                           -------------       ------------
                                                                                      --        (37,807,051)
                                                                           -------------       ------------
   Return of capital
      Class AAA ......................................................                --           (983,789)
      Class A ........................................................                --            (30,866)
      Class B ........................................................                --             (4,269)
      Class C ........................................................                --            (12,658)
                                                                           -------------       ------------
                                                                                      --         (1,031,582)
                                                                           -------------       ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...............................                --        (50,061,022)
                                                                           -------------       ------------
CAPITAL SHARE TRANSACTIONS:
      Class AAA ......................................................        51,982,328         16,609,433
      Class A ........................................................         1,101,190         (4,226,635)
      Class B ........................................................          (928,050)             7,131
      Class C ........................................................          (517,044)        (1,101,424)
      Class I ........................................................         1,497,291                 --
                                                                           -------------       ------------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ........        53,135,715         11,288,505
                                                                           -------------       ------------
   REDEMPTION FEES ...................................................           132,323             39,196
                                                                           -------------       ------------
   NET INCREASE/(DECREASE) IN NET ASSETS .............................      (124,607,897)        62,379,821
NET ASSETS:
   Beginning of period ...............................................       511,542,399        449,162,578
                                                                           -------------       ------------
   End of period (including undistributed net investment income of
      $0 and $0, respectively) .......................................     $ 386,934,502       $511,542,399
                                                                           =============       ============

                See accompanying notes to financial statements.

GAMCO GOLD FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                              INCOME FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
                          ----------------------------------------   ----------------------------------------------------
                                             Net
              Net Asset                 Realized and       Total                      Net
   Period       Value,        Net        Unrealized        from          Net        Realized
   Ended      Beginning   Investment   Gain (Loss) on   Investment   Investment     Gain on     Return of       Total
December 31   of Period     Loss(a)      Investments    Operations     Income     Investments    Capital    Distributions
-----------   ---------   ----------   --------------   ----------   ----------   -----------   ---------   -------------
CLASS AAA
   2008         $28.11      $(0.10)       $ (7.99)       $ (8.09)        --            --            --            --
   2007          24.98       (0.15)          6.29           6.14     $(0.68)       $(2.27)       $(0.06)       $(3.01)
   2006          20.80       (0.06)          6.77           6.71      (0.49)        (2.04)           --         (2.53)
   2005          16.00       (0.07)          5.45           5.38      (0.12)        (0.46)           --         (0.58)
   2004          18.18       (0.12)         (1.87)         (1.99)     (0.19)        (0.01)           --         (0.20)
CLASS A
   2008         $28.09      $(0.09)       $ (7.99)       $ (8.08)        --            --            --            --
   2007          24.95       (0.14)          6.28           6.14     $(0.67)       $(2.27)       $(0.06)       $(3.00)
   2006          20.79       (0.06)          6.77           6.71      (0.51)        (2.04)           --         (2.55)
   2005          15.97       (0.07)          5.43           5.36      (0.08)        (0.46)           --         (0.54)
   2004          18.16       (0.12)         (1.86)         (1.98)     (0.21)        (0.01)           --         (0.22)
CLASS B
   2008         $27.82      $(0.30)       $ (7.85)       $ (8.15)        --            --            --            --
   2007          24.77       (0.35)          6.21           5.86     $(0.49)       $(2.27)       $(0.05)       $(2.81)
   2006          20.65       (0.25)          6.69           6.44      (0.28)        (2.04)           --         (2.32)
   2005          15.93       (0.19)          5.37           5.18      (0.00)(c)     (0.46)           --         (0.46)
   2004          18.10       (0.23)         (1.87)         (2.10)     (0.08)        (0.00)(c)        --         (0.08)
CLASS C
   2008         $27.79      $(0.28)       $ (7.85)       $ (8.13)        --            --            --            --
   2007          24.72       (0.34)          6.18           5.84     $(0.46)       $(2.27)       $(0.04)       $(2.77)
   2006          20.64       (0.25)          6.71           6.46      (0.34)        (2.04)           --         (2.38)
   2005          15.92       (0.19)          5.37           5.18         --         (0.46)           --         (0.46)
   2004          18.10       (0.23)         (1.87)         (2.10)     (0.09)        (0.00)(c)        --         (0.09)
CLASS I
   2008 (d)     $31.71      $(0.03)       $(11.60)       $(11.63)        --            --            --            --

                                                                  RATIOS TO AVERAGE NET ASSETS/
                                                                        SUPPLEMENTAL DATA
                                                              ------------------------------------
                           Net Asset             Net Assets
   Period                    Value,                End of         Net                    Portfolio
   Ended      Redemption     End of     Total      Period     Investment    Operating     Turnover
December 31     Fees(a)      Period    Return+   (in 000's)      Loss      Expenses(b)     Rate++
-----------   ----------   ---------   -------   ----------   ----------   -----------   ---------
CLASS AAA
   2008        $0.01       $20.03      (28.7)%    $366,855    (0.39)%        1.44%          10%
   2007         0.00(c)     28.11       24.7       484,172    (0.56)         1.46           12
   2006         0.00(c)     24.98       32.4       419,724    (0.24)         1.47           12
   2005         0.00(c)     20.80       33.6       333,104    (0.44)         1.52            4
   2004         0.01        16.00      (10.9)      279,081    (0.73)         1.54           11
CLASS A
   2008        $0.01       $20.02      (28.7)%    $ 11,752    (0.37)%        1.44%          10%
   2007         0.00(c)     28.09       24.8        15,116    (0.54)         1.46           12
   2006         0.00(c)     24.95       32.4        17,489    (0.22)         1.47           12
   2005         0.00(c)     20.79       33.6         6,739    (0.47)         1.54            4
   2004         0.01        15.97      (10.8)       13,802    (0.76)         1.54           11
CLASS B
   2008        $0.01       $19.68      (29.3)%    $  1,314    (1.17)%        2.19%          10%
   2007         0.00(c)     27.82       23.8         2,785    (1.30)         2.21           12
   2006         0.00(c)     24.77       31.3         2,481    (1.00)         2.22           12
   2005         0.00(c)     20.65       32.6         2,100    (1.19)         2.27            4
   2004          0.01       15.93      (11.6)        1,565    (1.49)         2.29           11
CLASS C
   2008        $0.01       $19.67      (29.2)%    $  5,892    (1.12)%        2.19%          10%
   2007         0.00(c)     27.79       23.8         9,469    (1.30)         2.21           12
   2006         0.00(c)     24.72       31.4         9,469    (0.99)         2.22           12
   2005         0.00(c)     20.64       32.6         5,145    (1.19)         2.27            4
   2004         0.01        15.92      (11.5)        4,091    (1.49)         2.29           11
CLASS I
   2008 (d)    $0.01       $20.09      (36.6)%    $  1,122    (0.13)%(e)     1.20%(e)       10%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sale charges. Total return excluding the effect of the contribution from the Fund's Adviser of $380,000 for the year ended December 31, 2006 was 32.3%, 32.3%, 31.1%, and 31.3% for Class AAA, Class A, Class B, and Class C Shares, respectively. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, 2005, and 2004 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) The Fund incurred interest expense during the years ended December 31, 2008, 2007, 2006, 2005, and 2004. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.43%, 1.44%, 1.44%, 1.50%, and 1.52% (Class AAA), 1.43%, 1.44%,
     1.44%, 1.51%, and 1.52% (Class A), 2.17%, 2.19%, 2.19%, 2.25%, and 2.27%
     (Class B), and 2.18%, 2.19%, 2.19%, 2.25% and 2.27% (Class C), and 1.18%
     (Class I), respectively.

(c)  Amount represents less than $0.005 per share.

(d) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(e)  Annualized.

                 See accompanying notes to financial statements.

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. GAMCO Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long-term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:

                                                    INVESTMENTS IN
                                                      SECURITIES
                                                    (MARKET VALUE)
VALUATION INPUTS                                        ASSETS
----------------                                    --------------
Level 1 - Quoted Prices                              $311,458,023
Level 2 - Other Significant Observable Inputs          74,438,783
Level 3 - Significant Unobservable Inputs               1,290,080
                                                     ------------
TOTAL                                                $387,186,886
                                                     ============

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                    INVESTMENTS IN
                                                      SECURITIES
                                                    (MARKET VALUE)
                                                        ASSETS
                                                    --------------
BALANCE AS OF 12/31/07                                $  681,493
Accrued discounts/(premiums)                                  --
Realized gain/(loss)                                          --
Change in unrealized appreciation/(depreciation)+        (35,606)
Net purchases/(sales)                                    998,020
Transfers in and/or out of Level 3                      (353,827)
                                                      ----------
BALANCE AS OF 12/31/08                                $1,290,080
                                                      ==========
Net change in unrealized appreciation/
   (depreciation) during the period on Level 3
   investments held at 12/31/08+                      $  292,060
                                                      ----------

----------
+ Net change in unrealized appreciation/(depreciation) is included in the related amounts on investments in the Statement of Operations.

In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2008, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

CONCENTRATION RISKS. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund's NAV and a magnified effect in its total return.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund including the Fund's use of the tax accounting practice known as equalization. For the year ended December 31, 2008, reclassifications were made to decrease accumulated net investment loss by $13,517,539 and increase accumulated net realized loss on investments and foreign currency transactions by $5,504,877, with an offsetting adjustment to paid-in capital.

No distributions were made during the year ended December 31, 2008. The tax character of distributions paid during the year ended December 31, 2007 was as follows:

                                                        YEAR ENDED
                                                    DECEMBER 31, 2007
                                                    -----------------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) ......      $15,174,880
Net long-term capital gains .....................       33,854,560
Return of capital ...............................        1,031,582
                                                       -----------
Total distributions paid ........................      $50,061,022
                                                       ===========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2008, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on passive foreign investment companies.

At December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards ..........   $(10,019,216)
Net unrealized appreciation on investments and
   foreign currency translations ................    101,389,002
                                                    ------------
Total ...........................................   $ 91,369,786
                                                    ============

At December 31, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $10,019,216, which are available to reduce future required distributions of net capital gains to shareholders through 2016.

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2008:

                                         GROSS          GROSS           NET
                                      UNREALIZED     UNREALIZED     UNREALIZED
                          COST       APPRECIATION   DEPRECIATION   APPRECIATION
                      ------------   ------------   ------------   -------------
Investments .......   $285,797,876   $159,129,812   $(57,740,802)  $101,389,010

FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

If total net assets of the Fund are in excess of $100 million, the Fund pays each Director who is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. If total net assets of the Fund are below $100 million, the Fund pays each Independent Director an annual retainer of $1,000 plus $250 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives a $1,000 annual fee. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities during 2008, other than short-term securities and U.S. Government obligations, aggregated $94,918,608 and $51,042,940, respectively.

Purchases and proceeds from the sales of U.S. Government obligations during 2008, other than short-term obligations, aggregated $1,013,750 and $1,006,562, respectively.

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. TRANSACTIONS WITH AFFILIATES. During 2008, Gabelli & Company informed the Fund that it retained $51,277 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During 2008, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

7. LINE OF CREDIT. The Fund participates in an unsecured line of credit of up to $75,000,000 from which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the federal funds rate on outstanding balances. This amount, if any, is included in "interest expense" in the Statement of Operations. At December 31, 2008, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit in 2008 was $1,354,896 with a weighted average interest rate of 2.70%. The maximum amount borrowed at any time during 2008 was $10,213,000.

8. CAPITAL STOCK. The Fund offers five classes of shares - Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, or through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2008 and December 31, 2007 amounted to $132,323 and $39,196, respectively.

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in shares of capital stock were as follows:

                                             YEAR ENDED                   YEAR ENDED
                                          DECEMBER 31, 2008            DECEMBER 31, 2007
                                     --------------------------   --------------------------
                                       SHARES         AMOUNT        SHARES        AMOUNT
                                     ----------   -------------   ----------   -------------
                                              CLASS AAA                    CLASS AAA
                                     --------------------------   --------------------------
Shares sold ......................    9,961,069   $ 256,862,465    3,479,317   $  96,003,746
Shares issued upon reinvestment of
   distributions .................           --              --    1,520,443      42,177,012
Shares redeemed ..................   (8,875,283)   (204,880,137)  (4,573,878)   (121,571,325)
                                     ----------   -------------   ----------   -------------
   Net increase ..................    1,085,786   $  51,982,328      425,882   $  16,609,433
                                     ==========   =============   ==========   =============

                                               CLASS A                      CLASS A
                                     --------------------------   --------------------------
Shares sold ......................      253,276   $   6,177,466      264,944   $   7,173,956
Shares issued upon reinvestment of
   distributions .................           --              --       31,155         863,612
Shares redeemed ..................     (204,448)     (5,076,276)    (458,686)    (12,264,203)
                                     ----------   -------------   ----------   -------------
   Net increase/(decrease) .......       48,828   $   1,101,190     (162,587)  $  (4,226,635)
                                     ==========   =============   ==========   =============

                                               CLASS B                      CLASS B
                                     --------------------------   --------------------------
Shares sold ......................          770   $      15,441        3,503   $      86,241
Shares issued upon reinvestment of
   distributions .................           --              --        5,326         146,258
Shares redeemed ..................      (34,121)       (943,491)      (8,887)       (225,368)
                                     ----------   -------------   ----------   -------------
   Net increase/(decrease) .......      (33,351)  $    (928,050)         (58)  $       7,131
                                     ==========   =============   ==========   =============

                                               CLASS C                      CLASS C
                                     --------------------------   --------------------------
Shares sold ......................      189,353   $   4,800,566       74,662   $   2,034,305
Shares issued upon reinvestment of
   distributions .................           --              --       27,003         740,970
Shares redeemed ..................     (230,562)     (5,317,610)    (143,859)     (3,876,699)
                                     ----------   -------------   ----------   -------------
   Net decrease ..................      (41,209)  $    (517,044)     (42,194)  $  (1,101,424)
                                     ==========   =============   ==========   =============

                                              CLASS I*
                                     --------------------------
Shares sold ......................       67,654   $   1,795,221
Shares redeemed ..................      (11,805)       (297,930)
                                     ----------   -------------
   Net increase ..................       55,849   $   1,497,291
                                     ==========   =============

----------
*    From the commencement of offering Class I Shares on January 11, 2008.

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

GAMCO GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser.

GAMCO GOLD FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of GAMCO Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities of GAMCO Gold Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAMCO Gold Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 24, 2009

GAMCO GOLD FUND, INC.
ADDITIONAL FUND INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

                                         NUMBER OF FUNDS
                        TERM OF OFFICE   IN FUND COMPLEX
  NAME, POSITION(S)      AND LENGTH OF     OVERSEEN BY        PRINCIPAL OCCUPATION(S)       OTHER DIRECTORSHIPS HELD
  ADDRESS(1) AND AGE    TIME SERVED(2)       DIRECTOR          DURING PAST FIVE YEARS            BY DIRECTOR(4)
  ------------------    --------------   ---------------      -----------------------       ------------------------
INTERESTED DIRECTORS(3):

MARIO J. GABELLI          Since 1994            26         Chairman and Chief Executive    Director of Morgan Group
Director                                                   Officer of GAMCO Investors,     Holdings, Inc. (holding
Age: 66                                                    Inc. and Chief Investment       company); Chairman of the
                                                           Officer - Value Portfolios of   Board of LICT Corp.
                                                           Gabelli Funds, LLC and GAMCO    (multimedia and
                                                           Asset Management Inc.;          communication services
                                                           Director/Trustee or Chief       company)
                                                           Investment Officer of other
                                                           registered investment
                                                           companies in the
                                                           Gabelli/GAMCO Funds complex;
                                                           Chairman and Chief Executive
                                                           Officer of GGCP, Inc.

INDEPENDENT DIRECTORS(5):

E. VAL CERUTTI            Since 1994            7          Chief Executive Officer of      Director of The LGL
Director                                                   Cerutti Consultants, Inc.       Group, Inc. (diversified
Age: 69                                                                                    manufacturing)

ANTHONY J. COLAVITA       Since 1994            36         Partner in the law firm of            --
Director                                                   Anthony J. Colavita, P.C.
Age: 73

WERNER J. ROEDER, MD      Since 1994            22         Medical Director of Lawrence          --
Director                                                   Hospital and practicing
Age: 68                                                    private physician

ANTHONIE C. VAN EKRIS     Since 1994            20         Chairman of BALMAC                    --
Director                                                   International, Inc.
Age: 74                                                    (commodities and futures
                                                           trading)

SALVATORE J. ZIZZA        Since 2004            28         Chairman of Zizza & Co., Ltd.   Director of Hollis- Eden
Director                                                   (consulting)                    Pharmaceuticals
Age: 63                                                                                    (biotechnology); Director
                                                                                           of Earl Scheib, Inc.
                                                                                           (automotive services)

DANIEL E. ZUCCHI          Since 1994            1          President of Daniel E. Zucchi         --
Director                                                   Associates (consulting);
Age: 68                                                    Formerly Senior Vice
                                                           President and Director of
                                                           Consumer Marketing of Hearst
                                                           Magazine (through 1995)

GAMCO GOLD FUND, INC.
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                        TERM OF OFFICE AND
  NAME, POSITION(S)       LENGTH OF TIME               PRINCIPAL OCCUPATION(S)
  ADDRESS(1) AND AGE         SERVED(2)                  DURING PAST FIVE YEARS
  ------------------    ------------------             -----------------------
OFFICERS:

BRUCE N. ALPERT             Since 2003       Executive Vice President and Chief
President and                                Operating Officer of Gabelli Funds, LLC
Secretary                                    since 1988 and an officer of all of the
Age: 57                                      registered investment companies in the
                                             Gabelli/GAMCO Funds complex. Director and
                                             President of Teton Advisors, Inc. (formerly
                                             Gabelli Advisers, Inc.) since 1998

AGNES MULLADY               Since 2006       Vice President of Gabelli Funds, LLC since
Treasurer                                    2007; Officer of all of the registered
Age: 50                                      investment companies in the Gabelli/GAMCO
                                             Funds complex; Senior Vice President of
                                             U.S. Trust Company, N.A. and Treasurer and
                                             Chief Financial Officer of Excelsior Funds
                                             from 2004 through 2005; Chief Financial
                                             Officer of AMIC Distribution Partners from
                                             2002 through 2004

PETER D. GOLDSTEIN          Since 2004       Director of Regulatory Affairs at GAMCO
Chief Compliance                             Investors, Inc. since 2004; Chief
Officer                                      Compliance Officer of all of the registered
Age: 55                                      investment companies in the Gabelli/GAMCO
                                             Funds complex; Vice President of Goldman
                                             Sachs Asset Management from 2000 through
                                             2004

(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (i.e. public companies) or other investment companies registered under the 1940 Act.

(5) Directors who are not interested persons are considered "Independent" Directors.

GABELLI/GAMCO FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                             GABELLI FAMILY OF FUNDS

VALUE _______________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(MULTICLASS)                              PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GAMCO WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE _______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE _____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(MULTICLASS)                            PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)              PORTFOLIO MANAGER: NICHOLAS F. GALLUCCIO

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GAMCO GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is
capital appreciation. (MULTICLASS)        PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH ___________________________
GAMCO GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GAMCO WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an
emphasis on income. (MULTICLASS)        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GAMCO WESTWOOD INCOME FUND
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income
securities. (MULTICLASS)                  PORTFOLIO MANAGER: BARBARA MARCIN, CFA

SPECIALTY EQUITY ____________________________
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

GABELLI SRI FUND
Seeks to invest in common and preferred stocks of companies that meet the Fund's guidelines for social responsibility at the time of investment, looking to avoid companies in tobacco, alcohol, and gaming, defense/weapons contractors, and manufacturers of abortifacients. The Fund's primary objective is capital
appreciation. (MULTICLASS)           PORTFOLIO MANAGER: CHRISTOPHER C. DESMARAIS

SECTOR ______________________________________
GAMCO GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GAMCO GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (MULTICLASS)                       TEAM MANAGED

MERGER AND ARBITRAGE ________________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
Seeks to invest in securities believed to be likely acquisition targets within 12-18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund's primary objective is capital appreciation.
(MULTICLASS)                            PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN __________________________________
GAMCO MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA


FIXED INCOME ________________________________
GAMCO WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET ________________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                        CO-PORTFOLIO MANAGERS:  JUDITH A. RANERI
                                                                 RONALD S. EAKER

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CAREFULLY
  CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND
           BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION
   ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                                           GAMCO

                                                           GAMCO GOLD FUND, INC.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2008

                              GAMCO GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com
              Net Asset Value per share available daily by calling
                           800-GABELLI after 6:00 P.M.



                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA
CHAIRMAN AND CHIEF
EXECUTIVE OFFICER
GAMCO INVESTORS, INC.

E. Val Cerutti
CHIEF EXECUTIVE OFFICER
CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Werner J. Roeder, MD
MEDICAL DIRECTOR
LAWRENCE HOSPITAL

Anthonie C. van Ekris
CHAIRMAN
BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
CHAIRMAN
ZIZZA & CO., LTD.

Daniel E. Zucchi
PRESIDENT
DANIEL E. ZUCCHI ASSOCIATES

                         OFFICERS AND PORTFOLIO MANAGER

Caesar Bryan
PORTFOLIO MANAGER

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER

Bruce N. Alpert
PRESIDENT AND SECRETARY

Agnes Mullady
TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP

This report is submitted for the general information of the shareholders of GAMCO Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q408SR

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,300 for 2007 and $37,300 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,100 for 2007 and $4,300 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable

                           (c) 100%

                           (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $69,100 for 2007 and $4,300 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) GAMCO Gold Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date     3/6/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date     3/6/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer

Date     3/6/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.